The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information (“SAI”) dated May 1, 2009

❖

Effective December 14, 2009, The Bank of New York Mellon will become the Custodian of the Series of the Trust. Accordingly, the paragraph entitled “Custodian,” page 41 of the SAI, is deleted and replaced with the following:

Custodian

Custodians under the terms of a custodian agreement hold the securities and cash of the Series of the Trust. The custodian is:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

The Trust permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Trust has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

❖	In addition, the reference to the Custodian in the table entitled, “Non-Public Holdings Information,” page 44, is revised to read:

Non-Public Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Custodian	The Bank of New York Mellon	Daily

Dated: December 18, 2009	Please keep this supplement for future reference.

TF1079